INVESTMENT LETTERS
                               ------------------

                                                                December 1, 1981

 BOARD OF TRUSTEES
 TUCKER ANTHONY MUTUAL FUND
 THREE CENTER PLAZA
 BOSTON, MA 02108

Gentlemen: :

     The undersigned has purchased 10 shares of the Tucker Anthony Government Securities Fund, a Series of Tucker Anthony Mutual Fund, in accordance with the Subscription attached hereto. The undersigned confirms that the shares of the Fund purchased by it are being acquired for its account and not with a view to sale or distribution thereof except to the extent permitted by the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission thereunder, as amended from time to time.


                                         Very truly yours,

                                         Tucker Anthony Management Corporation

                                         By: /s/ R. William Smith
                                             ---------------------------------
                                             Chairman & C.E.O.






























Board of Trustees
Tucker Anthony Mutual Fund
Three Center Plaza
Boston, Massachusetts 02108

Gentlemen:

        The undersigned has purchased l0 shares of the Tucker Anthony Cash Management Fund (the "Fund") in accordance with the Subscription attached hereto. The undersigned confirms that the shares of the Fund purchased by him or her are being acquired for the account of the undersigned and not with a view to sale or distribution thereof except to the extent permitted by the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission thereunder, as amended from time to time.

                                                  Very truly yours,

        Date: 2/5/81                              /s/ Arthur J. Petone
              ------------                        --------------------------
                                                  Shareholder


                                                    ###-##-####
                                                  --------------------------
                                                  Social Security Number

                                                    1 BEACON ST
                                                  --------------------------
                                                    BOSTON, MASS  02108
                                                  --------------------------
                                                    Address







                                INVESTMENT LETTER
                                -----------------




Board of Trustees
Tucker Anthony Mutual Fund
Three Center Plaza
Boston, Massachusetts 02108

Gentlemen:

        The undersigned has purchased 10 shares of the Tucker Anthony Cash Management Fund (the "Fund") in accordance with the Subscription attached hereto. The undersigned confirms that the shares of the Fund purchased by him or her are being acquired for the account of the undersigned and not with a view to sale or distribution thereof except to the extent permitted by the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission thereunder, as amended from time to time.

                                                 Very truly yours,


Date:                                            /s/ Illegible
     -------------                               --------------------------
                                                 Shareholder


                                                 --------------------------
                                                 Social Security Number


                                                 --------------------------

                                                 --------------------------
                                                 Address







                           INVESTMENT LETTER
                           -----------------




Board of Trustees
Tucker Anthony Mutual Fund
Three Center Plaza
Boston, Massachusetts 02108

Gentlemen:

        The undersigned has purchased 10 shares of the Tucker Anthony Cash Management Fund (the "Fund") in accordance with the Subscription attached hereto. The undersigned confirms that the shares of the Fund purchased by him or her are being acquired for the account of the undersigned and not with a view to sale or distribution thereof except to the extent permitted by the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission thereunder, as amended from time to time.

                                                 Very truly yours,

Date: 2-5-81                                     /s/ Hugh A. Dunlap, Jr.
     -------------                               --------------------------
                                                 Shareholder

                                                       ###-##-####
                                                 --------------------------
                                                 Social Security Number

                                                  29 Lowell Rd
                                                 --------------------------
                                                  Brookline, MA  02146
                                                 --------------------------
                                                 Address









                            INVESTMENT LETTER
                            -----------------




Board of Trustees
Tucker Anthony Mutual Fund
Three Center Plaza
Boston, Massachusetts 02108

Gentlemen:

        The undersigned has purchased l0 shares of the Tucker Anthony Cash Management Fund (the "Fund") in accordance with the Subscription attached hereto. The undersigned confirms that the shares of the Fund purchased by him or her are being acquired for the account of the undersigned and not with a view to sale or distribution thereof except to the extent permitted by the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission thereunder, as amended from time to time.

                                                  Very truly yours,

Date: Feb. 5, 1981                               /s/ F. Elaine Evans
     -------------                               --------------------------
                                                 Shareholder

                                                       ###-##-####
                                                 --------------------------
                                                 Social Security Number

                                                  167 Kennedy Dr. #107
                                                 --------------------------
                                                  Malden, MA  02148
                                                 --------------------------
                                                 Address









                            INVESTMENT LETTER
                            -----------------




Board of Trustees
Tucker Anthony Mutual Fund
Three Center Plaza
Boston, Massachusetts 02108

Gentlemen:

        The undersigned has purchased l0 shares of the Tucker Anthony Cash Management Fund (the "Fund") in accordance with the Subscription attached hereto. The undersigned confirms that the shares of the Fund purchased by him or her are being acquired for the account of the undersigned and not with a view to sale or distribution thereof except to the extent permitted by the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission thereunder, as amended from time to time.

                                                  Very truly yours,

Date: Feb 5, 1981                                /s/ Henderson Inches, Jr.
     -------------                               --------------------------
                                                 Shareholder

                                                       015 2449 42
                                                 --------------------------
                                                 Social Security Number

                                                  8 Windsor Rd.
                                                 --------------------------
                                                  Wellesley Hills, Mass. 02181
                                                 --------------------------
                                                 Address









                            INVESTMENT LETTER
                            -----------------





Board of Trustees
Tucker Anthony Mutual Fund
Three Center Plaza
Boston, Massachusetts 02108

Gentlemen:

        The undersigned has purchased 10 shares of the Tucker Anthony Cash Management Fund (the "Fund") in accordance with the Subscription attached hereto. The undersigned confirms that the shares of the Fund purchased by him or her are being acquired for the account of the undersigned and not with a view to sale or distribution thereof except to the extent permitted by the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission thereunder, as amended from time to time.

                                                  Very truly yours,

Date: February 5, 1981                           /s/ Elaine A. Borghesani
     -------------                               --------------------------
                                                 Shareholder

                                                       ###-##-####
                                                 --------------------------
                                                 Social Security Number

                                                  62 Skyline Drive
                                                 --------------------------
                                                  Braintree, Ma.  02184
                                                 --------------------------
                                                 Address









                           INVESTMENT LETTER
                           -----------------




Board of Trustees
Tucker Anthony Mutual Fund
Three Center Plaza
Boston, Massachusetts 02108

Gentlemen:

        The undersigned has purchased 10 shares of the Tucker Anthony Cash Management Fund (the "Fund") in accordance with the Subscription attached hereto. The undersigned confirms that the shares of the Fund purchased by him or her are being acquired for the account of the undersigned and not with a view to sale or distribution thereof except to the extent permitted by the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission thereunder, as amended from time to time.

                                                 Very truly yours,
Date: 2-5-81                                     /s/ Illegible
     -------------                               --------------------------
                                                 Shareholder

                                                       ###-##-####
                                                 --------------------------
                                                 Social Security Number

                                                  THREE CENTER PLAZA
                                                 --------------------------
                                                  BOSTON, MA  02108
                                                 --------------------------
                                                 Address









                            INVESTMENT LETTER
                            -----------------




Board of Trustees
Tucker Anthony Mutual Fund
Three Center Plaza
Boston, Massachusetts 02108

Gentlemen:

        The undersigned has purchased 10 shares of the Tucker Anthony Cash Management Fund (the "Fund") in accordance with the Subscription attached hereto. The undersigned confirms that the shares of the Fund purchased by him or her are being acquired for the account of the undersigned and not with a view to sale or distribution thereof except to the extent permitted by the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission thereunder, as amended from time to time.

                                                  Very truly yours,

Date: 2/5/81                                     /s/ Rosalla W. Bradley
     -------------                               --------------------------
                                                 Shareholder

                                                       ###-##-####
                                                 --------------------------
                                                 Social Security Number

                                                  313 Cabot St.
                                                 --------------------------
                                                  Newton, Ma  02158
                                                 --------------------------
                                                 Address









                          INVESTMENT LETTER
                          -----------------




Board of Trustees
Tucker Anthony Mutual Fund
Three Center Plaza
Boston, Massachusetts 02108

Gentlemen:

         The undersigned has purchased 10 shares of the Tucker Anthony Cash Management Fund (the "Fund") in accordance with the Subscription attached hereto. The undersigned confirms that the shares of the Fund purchased by him or her are being acquired for the account of the undersigned and not with a view to sale or distribution thereof except to the extent permitted by the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission thereunder, as amended from time to time.

                                                 Very truly yours,
Date: 2/4/81                                     /s/ Patrick Grant
     -------------                               --------------------------
                                                 Shareholder

                                                       ###-##-####
                                                 --------------------------
                                                 Social Security Number

                                                  5 HAVEN ST
                                                 --------------------------
                                                  DEDHAM, MASS
                                                 --------------------------
                                                 Address









                       INVESTMENT LETTER
                       -----------------


Board of Trustees
Tucker Anthony Mutual Fund
Three Center Plaza
Boston, Massachusetts 02108

Gentlemen:

         The undersigned has purchased 10 shares of the Tucker Anthony Cash Management Fund (the "Fund") in accordance with the Subscription attached hereto. The undersigned confirms that the shares of the Fund purchased by him or her are being acquired for the account of the undersigned and not with a view to sale or distribution thereof except to the extent permitted by the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission thereunder, as amended from time to time.

                                                 Very truly yours,

Date: 2/4/81                                     /s/ Ephron Cetlin
     -------------                               --------------------------
                                                 Shareholder

                                                       ###-##-####
                                                 --------------------------
                                                 Social Security Number

                                                  27 Brandmen Lane
                                                 --------------------------
                                                  Hamilton, Mass.  01936
                                                 --------------------------
                                                 Address







                                                                      EXHIBIT 13




                                INVESTMENT LETTER
                                -----------------


Board of Trustees
Tucker Anthony Mutual Fund
Three Center Plaza
Boston, Massachusetts 02108

Gentlemen:

     The  undersigned  has  purchased  100,000  shares  of Tucker  Anthony  Cash
Management Fund (the "Fund") in accordance with the Subscription attached hereto. The undersigned confirms that the shares of the Fund purchased by it are being acquired for the account of the undersigned and not with a view to sale or distribution thereof except to the extent permitted by the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission thereunder, as amended from time to time.


                                             Very truly yours,

                                             TUCKER, ANTHONY &
                                             R. L. DAY, INC.

Date: Mar 16, 1981                           BY /s/ Arthur J. Petone
                                                ---------------------------
                                                Arthur J. Petone, Vice President